SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant: [X]

Filed by a Party other than the Registrant: [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Lindsay Manufacturing Co.

(Name of Registrant as Specified in its Charter)

__________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:______________________________________________

(2) Aggregate number of securities to which transaction applies:_______________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________________________

_________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:_____________________________________________________

(5) Total fee paid:____________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:___________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:_____________________________________________________________

(3) Filing Party:________________________________________________________________________________________

(4) Date Filed:_______________________________________________________________________________________

ELECTION OF DIRECTORS
STOCK PERFORMANCE GRAPH
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D

LINDSAY MANUFACTURING CO.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 21, 2004

     The Annual Meeting of Stockholders of Lindsay Manufacturing Co. (the “Company”) will be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska, on Wednesday, January 21, 2004, at 8:30 a.m., Central Standard Time, for the following purposes:

(1)	To elect three (3) directors who shall have terms ending in 2007.

(2)	To ratify the appointment of KPMG LLP as the independent auditor for the Company for the fiscal year ending August 31, 2004.

(3)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Enclosed herewith is a Proxy Statement setting forth information with respect to the election of directors and the ratification of the appointment of independent auditors.

     Only stockholders holding shares of Common Stock of record at the close of business on December 12, 2003 are entitled to notice of, and to vote, at the meeting.

     Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to sign and date the enclosed proxy which is solicited on behalf of the Board of Directors and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors

Bruce C. Karsk, Secretary

Omaha, Nebraska December 19, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.

Lindsay Manufacturing Co.
2707 North 108th Street, Suite 102
Omaha, Nebraska 68164

PROXY STATEMENT
for

ANNUAL MEETING OF STOCKHOLDERS
of
COMMON STOCK

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Lindsay Manufacturing Co. (the “Company”) to be held on Wednesday, January 21, 2004 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The principal executive offices of the Company are at 2707 North 108th Street, Suite 102, Omaha, Nebraska 68164. This Proxy Statement and the proxy cards are first being mailed to stockholders on or about December 26, 2003.

     Only holders of Common Stock of record at the close of business on December 12, 2003 are entitled to vote at the Annual Meeting. At the record date, there were 11,752,044 shares of Common Stock which were issued and outstanding. Each share of Common Stock is entitled to one vote upon each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

     The accompanying proxy is solicited on behalf of the Board of Directors of the Company and is revocable at any time before it is exercised by written notice of termination given to the Secretary of the Company or by filing with him a later-dated proxy. Furthermore, stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person. All shares of the Company’s Common Stock represented by properly executed and unrevoked proxies will be voted by the Board of Directors of the Company in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted “FOR” each of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the meeting for purposes of determining a quorum, including shares with respect to which votes are withheld, abstentions are cast or there are broker nonvotes.

Voting Securities and Beneficial Ownership
Thereof by Principal Stockholders,
Directors and Officers

     The following table sets forth, as of the record date for the Annual Meeting, the beneficial ownership of the Company’s Common Stock by each director, by each nominee to become a director, by each of the executive officers named in the Summary Compensation Table, and by all present executive officers and directors of the Company as a group. The shares beneficially owned by executive officers and directors of the Company include approximately 2.5% of the total shares outstanding on the record date and entitled to vote at the Annual Meeting. The Board of Directors believes that all of these shares will be present at the Annual Meeting and will be voted “FOR” each proposal being considered at the Annual Meeting. In addition, executive officers and directors are deemed to beneficially own shares which they may acquire upon the exercise of vested stock options or options that will vest within 60 days of the record date. These shares are not outstanding and may not be voted at the Annual Meeting. The following table also sets forth the beneficial ownership of the Company’s Common Stock by each other person believed by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock:

	Number of Shares		Percent
Name	Beneficially Owned(1)		of Class

Directors and Executive Officers
Howard G. Buffett, Director	51,748	(2)	*
Michael N. Christodolou, Director and Chairman of the Board	26,567	(2)	*
Larry H. Cunningham, Director	18,223	(2)	*
J. David McIntosh, Director	10,062	(2)	*
Michael C. Nahl, Director	—		*
William F. Welsh II, Director	21,136	(2)	*
Richard W. Parod, Director, President and Chief Executive Officer	184,100	(2)	1.5
Bruce C. Karsk, Executive Vice President, Chief Financial Officer, Treasurer and Secretary	152,606	(2)	1.3
Dirk A. Lenie, Vice President of Marketing	9,600	(2)	*
Robert S. Snoozy, Vice President—Domestic Sales	91,404	(2)	*
Matthew T. Cahill, Vice President—Manufacturing	9,500	(2)	*
All executive officers and directors as a group (14 persons)	676,118	(2)	5.6
Other Shareholders
T. Rowe Price Associates, Inc.(3)	1,367,750	(8)	11.6
The TCW Group, Inc. (4)	991,350	(8)	8.4
Gary D. Parker(5)	750,507	(8)	6.4
Third Avenue Management LLC (6)	747,400	(8)	6.4
Granahan Investment Management (7)	586,700	(8)	5.0

*	Represents less than 1% of the outstanding Common Stock of the Company.

(1)	Each stockholder has sole voting and investment power over the shares he beneficially owns, and all such shares are owned directly by the individual or their spouse unless otherwise indicated.

(2)	Includes 50,612, 26,321, 18,223, 5,062, 0, 11,136, 180,000, 4,500, 9,500, 33,000, 9,500 and 380,854 shares which may be acquired currently or within 60 days of December 12, 2003 pursuant to the exercise of options by Messrs. Buffett, Christodolou, Cunningham, McIntosh, Nahl, Welsh, Parod, Karsk, Lenie, Snoozy and Cahill and the executive officers and directors as a group, respectively.

(3)	100 E. Pratt Street, Baltimore, Maryland 21202.

(4)	865 South Figueroa Street, Los Angeles, California 90017.

(5)	6272 Country Club Drive, Columbus, Nebraska 68601. Mr. Parker is a former Chairman and Chief Executive Officer of the Company.

(6)	767 Third Avenue, New York, New York 10017.

(7)	275 Wyman Street, Suite 270, Waltham, Massachusetts 02154.

(8)	Based on Schedules 13D, 13F and 13G reports filed with the Securities and Exchange Commission with respect to the Company’s Common Stock, or based on the Company’s registered shareholders list.

ELECTION OF DIRECTORS

     The Board of Directors has nominated Howard G. Buffett, William F. Welsh II and Michael C. Nahl to serve as directors for additional three-year terms. Messrs. Buffett, Welsh and Nahl have each expressed an intention to serve, if elected, and the Board of Directors knows of no reason why any of them might be unavailable to continue to serve, if elected. If any of Messrs. Buffett, Welsh or Nahl are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between Messrs. Buffett, Welsh or Nahl and any other person pursuant to which they were nominated to serve on the Board of Directors.

     The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote. Consequently, votes withheld and broker nonvotes with respect to the election of the director will have no impact on the election of the director. Proxies submitted pursuant to this solicitation will be voted, unless specified otherwise, for the election of Messrs. Buffett, Welsh and Nahl. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MESSRS. BUFFETT, WELSH AND NAHL.

Board of Directors and Committees

     The following table sets forth certain information regarding the directors of the Company. The Board of Directors has determined that each of Messrs. Buffett, Welsh, Nahl, Christodolou, McIntosh and Cunningham are independent directors of the Company under the new listing standards adopted by the New York Stock Exchange. Mr. Christodolou has served as Chairman of the Board of Directors of the Company since January 21, 2003. All members of the Board of Directors have held the positions with the companies (or their predecessors) set forth under “Principal Occupation” for at least five years, unless otherwise indicated.

		Principal	Director	Term To
Name	Age	Occupation	Since	Expire

		NOMINEES

Howard G. Buffett	49	President of BioImages and President of Buffett Farms (1)	1995	2004

William F. Welsh II	62	Retired Chairman of Election Systems & Software (2)	2001	2004

Michael C. Nahl	61	Senior Vice President and Chief Financial Officer of Albany International Corp. (3)	2003	2004

		DIRECTORS CONTINUING IN OFFICE

Michael N. Christodolou	42	Founder and Manager of Inwood Capital Management, L.L.C. (4)	1999	2005

J. David McIntosh	60	Retired Executive Vice President of The Toro Company (5)	2002	2005

Larry H. Cunningham	59	Retired Senior Vice President, Corporate Affairs for Archer Daniels Midland Company (6)	2000	2006

Richard W. Parod	50	President and Chief Executive Officer of Lindsay Manufacturing Co. (7)	2000	2006

(1) From 1995 to 2001, Mr. Buffett served as Chairman of the Board of Directors of The GSI Group. Mr. Buffett was Corporate Vice President, Assistant to the Chairman and director of Archer Daniels Midland Company from 1992 to 1995 and a County Commissioner of Douglas County, Nebraska from 1989 to 1992. Mr. Buffett is also a director of Berkshire Hathaway, Inc., Coca-Cola Enterprises, Inc. and ConAgra Foods, Inc.

(2) From 1995 to 2000, Mr. Welsh was President and Chief Executive Officer of Election Systems & Software. From 2000 to October 31, 2003, Mr. Welsh served as Chairman of Election Systems & Software. Mr. Welsh remains as a director of Election Systems & Software and is also Chairman and a director of Ballantyne of Omaha, Inc.

(3) Mr. Nahl joined Albany International Corp. in 1981 as Group Vice President, Corporate and was appointed to his current position in 1983. Mr. Nahl is a director of GrafTech International Ltd.

(4) Mr. Christodolou founded Inwood Capital Management, L.L.C., which serves as the general partner of a number of investment partnerships, in May 2000. From 1993 to 1999, Mr. Christodolou was Director of Equity Investments of Barbnet Investment Co. (formerly known as Thomas M. Taylor & Co.), an investment consulting firm providing services to various entities associated with certain members of the Bass Family of Fort Worth, Texas. Mr. Christodolou joined Thomas M. Taylor & Co. in 1988 as an investment analyst.

(5) Mr. McIntosh served as Group Vice President of Professional and International Business Divisions of The Toro Company from 1996 until August 1998 when he was appointed Executive Vice President. Mr. McIntosh had been employed by The Toro Company for 26 years prior to retiring on January 31, 2002. Mr. McIntosh currently serves on the Board of Directors for Health Tech Solutions, Inc. and the Johnson Institute Foundation.

(6) Prior to joining Archer Daniels Midland Company in 1993, Mr. Cunningham was employed by A.E. Staley Manufacturing Company from 1965 to 1990. Mr. Cunningham is currently on the Board of Trustees for Millikin University and the James Millikin Trust.

(7) Prior to joining the Company in April of 2000, Mr. Parod was the Vice President and General Manager of Toro Irrigation, a division of The Toro Company, from 1997 to March 2000. From 1993 to 1997, he was an executive officer of James Hardie Irrigation, serving as President from 1994 to 1997.

     Information regarding executive officers of the Company is found in the Company’s Annual Report which has been supplied with this Proxy Statement.

     The Board of Directors operates pursuant to the provisions of the Company’s certificate of incorporation and bylaws as well as a set of Corporate Governance Principles which address a number of items, including the qualifications for serving as a director, the responsibilities of directors and board committees and the compensation of directors. These Corporate Governance Principles are attached as Exhibit A to this Proxy Statement. The Company has adopted a Code of Ethical Conduct that applies to the Chief Executive Officer, Chief Financial Officer and Corporate Controller, as required by Section 406 of the Sarbanes Oxley Act of 2002. A copy of the Code of Ethical Conduct is attached as an exhibit to the Company’s Form 10-K. Additionally, the Board has revised its Code of Business Conduct and Ethics for all persons associated with the Company, including its directors, officers and employees, to comply with the new listing standards adopted by the New York Stock Exchange. Both of these codes and the Company’s Corporate Governance Principles are available on the Company’s website at http://www.lindsaymanufacturing.com.

     The Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings. During the fiscal year ended August 31, 2003, the Board of Directors held six meetings. Mr. Buffett was the only director who attended fewer than 75% of the aggregate meetings of the Board of Directors and of the committees of the Board of Directors on which he served during fiscal 2003.

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.

     Audit Committee. The primary purpose of the Audit Committee is to assist the Board of Directors in the oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function. Specific functions performed by the Audit Committee include reviewing periodically with independent auditors the performance of the services for which they are engaged, reviewing the scope of the annual audit and its results, reviewing the Company’s annual financial statements and quarterly financial statements with management and the independent auditor, reviewing the scope and results of the Company’s internal auditing function, reviewing the adequacy of the Company’s internal accounting controls with management and auditors, and selecting, compensating and evaluating the Company’s independent auditors. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit B to this Proxy Statement. The Audit Committee charter is also available on the Company’s website at http://www.lindsaymanufacturing.com.

     The Audit Committee is comprised of Directors Welsh (Chairman), Christodolou, Cunningham, McIntosh and Nahl, each of whom has been determined to be independent by the Board of Directors under the rules of the Securities and Exchange Commission and under the new listing standards adopted by the New York Stock Exchange. In addition, the Board of Directors has determined that each of Messrs. Christodolou, Nahl and Welsh qualify as “audit committee financial experts” under the rules of the Securities and Exchange Commission. The Audit Committee held nine meetings during fiscal 2003.

     Compensation Committee. The Compensation Committee reviews and approves the Company’s compensation policies, benefit plans, employment agreements, salary levels, bonus payments, and awards pursuant to the Company’s management incentive plans for its officers. It also reviews compensation for Directors and recommends changes to the Board. The Compensation Committee is specifically responsible for determining the compensation of the Company’s Chief Executive Officer and conducts an annual performance evaluation of the Chief Executive Officer. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit C to this Proxy Statement. The Compensation Committee charter is also available on the Company’s website at http://www.lindsaymanufacturing.com.

     The Compensation Committee is comprised of Directors Cunningham (Chairman), Christodolou, McIntosh and Welsh, each of whom has been determined to be independent by the Board of Directors under the new listing standards adopted by the New York Stock Exchange. The Committee held six meetings during fiscal 2003.

     Corporate Governance and Nominating Committee (previously named Nominating Committee). The Corporate Governance and Nominating Committee is responsible for making recommendations to the Board of Directors of persons to serve as directors of the Company and as chairmen and members of committees of the Board of Directors and for reviewing and recommending changes in the general Corporate Governance Principles of the Company. It also oversees the annual evaluation by the Board of Directors to determine whether the Board and its committees are functioning effectively. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Exhibit D to this Proxy Statement. The Corporate Governance and Nominating Committee charter is also available on the Company’s website at http://www.lindsaymanufacturing.com.

     The Corporate Governance and Nominating Committee identifies nominees to serve as director of the Company primarily through suggestions made by directors, management and stockholders. The Corporate Governance and Nominating Committee will consider director nominees for next year’s annual meeting recommended by stockholders which are submitted in writing, complete with biographical and business experience information regarding the nominee, to the Secretary of the Company by August 31, 2004. Candidates for directors are evaluated based on their independence, character, judgment, diversity of experience, financial or business acumen, ability to represent and act on behalf of all shareholders, and the needs of the Board.

     The Corporate Governance and Nominating Committee is comprised of Directors Christodolou (Chairman), Buffett and Welsh, each of whom has been determined to be independent by the Board of Directors under the new listing standards adopted by the New York Stock Exchange. The Committee held three meetings during fiscal 2003.

Compensation of Directors

     Directors who are not employees of the Company are paid $24,000 annually, plus $1,200 per day for attending meetings of the Board of Directors and $600 per day for any teleconference meetings or for attending any separate meetings of committees of the Board of Directors. In addition, if the Chairman is a non-employee director, he or she is paid $12,000 per year for serving in that capacity. The Chairman of each of the Audit and Compensation Committees are paid $4,000 per year for serving as Chairman of their respective committee. Directors are reimbursed for expenses they incur in attending meetings. Non-employee directors receive automatic awards of nonqualified options to purchase Common Stock under the Company’s 2001 Amended and Restated Long-Term Incentive Plan. Continuing non-employee directors receive a fixed annual grant of options to purchase 5,062 shares of Common Stock on September 3 of each year. A new non-employee director will receive an initial grant of options to purchase 25,312 shares of Common Stock on the first 3rd of September occurring after he or she becomes a director. No other grants of stock options can be made to non-employee directors. In all cases, the exercise price for options granted to non-employee directors is equal to the closing price of the Common Stock on the date of the grant. Options granted to a non-employee directors vest 20% per year over a five-year period. During fiscal 2003, the Company granted Mr. McIntosh options to purchase 25,312 shares of Common Stock and each of Messrs. Buffett, Christodolou, Cunningham and Welsh options to purchase 5,062 shares of Common Stock, all at an exercise price of $21.20 per share.

Compensation of Executive Officers

     The following table sets forth information regarding the annual and long-term compensation awarded to, earned by, or paid by the Company and its subsidiaries to the Chief Executive Officer and the other four highest paid executive officers of the Company for services rendered during the three fiscal years ended August 31, 2003, 2002 and 2001.

Summary Compensation Table

					Long-Term Compensation

			Annual Compensation		Awards		Payouts

						(g)
					(f)	Securities
				(e)	Restricted	Underlying	(h)	(i)
(a)		(c)	(d)	Other Annual	Stock	Options/	LTIP	All Other
Name and Principal	(b)	Salary	Bonus	Compensation(1)	Award(s)	SARs	Payouts(2)	Compensation(3)
Position	Year	($)	($)	($)	($)	(#)	($)	($)

Richard W. Parod	2003	328,860	205,997	—	—	45,000	—	10,834
President and Chief	2002	312,946	196,940	—	—	—	—	6,011
Executive Officer	2001	300,000	54,000	49,787	—	—	—	7,960

Bruce C. Karsk	2003	191,000	69,658	—	—	7,500	—	15,741
Executive Vice President,	2002	184,904	67,211	—	—	7,500	—	14,916
Secretary and Treasurer	2001	173,461	17,680	—	—	7,500	—	18,768

Dirk A. Lenie	2003	145,000	51,867	—	—	7,500	—	6,111
Vice President —	2002	140,885	51,916	—	—	7,500	—	4,251
Marketing	2001	109,558	28,775	65,766	—	20,000	—	1,148

Robert S. Snoozy	2003	143,000	53,153	—	—	7,500	—	7,424
Vice President —	2002	128,678	48,127	—	—	7,500	—	4,568
Domestic Sales	2001	125,000	9,000	46,199	—	7,500	—	10,093

Matthew T. Cahill	2003	140,000	50,372	—	—	7,500	—	6,898
Vice President —	2002	129,904	48,503	26,975	—	7,500	—	4,954
Manufacturing	2001	108,173	20,208	43,234	—	20,000	—	1,063

          (1) The amount reported for Mr. Cahill for fiscal 2002 consists of $26,975 of moving expenses and associated employment taxes related to the nondeductible portion of moving expenses. The amounts for fiscal 2001 consist of moving expenses and associated employment taxes related to the nondeductible portion of moving expenses of $34,787, $65,766, $46,199 and $43,234 for Messrs. Parod, Lenie, Snoozy and Cahill, respectively. In addition, the amount for fiscal 2001 for Mr. Parod includes $15,000 for his personal use of a Company automobile.

          (2) The Company does not have a long-term incentive plan as defined in Item 402 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

          (3) These amounts for fiscal 2003 consist of defined contributions and matching contributions for calendar year 2002 to the Company’s defined contribution profit-sharing and 401(k) plan of $6,663, $5,076, $2,950, $4,113 and $4,210 for Messrs. Parod, Karsk, Lenie, Snoozy and Cahill, respectively, and of fiscal 2003 premiums for supplemental life and disability insurance (and, in the case of Mr. Karsk, the value of split-dollar supplemental term life insurance) of $4,171, $10,665, $3,161, $3,311 and $2,688 for Messrs. Parod, Karsk, Lenie, Snoozy and Cahill, respectively.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth certain information relating to options granted during fiscal 2003 to executive officers of the Company whose compensation is reported in the Summary Compensation Table. All options were issued under the Company’s 2001 Amended and Restated Long-Term Incentive Plan.

					Potential Realized Value
	(b)	(c)			at Assumed Annual
	Number of	%			Rates of Stock Price
	Securities	of Total			Appreciation for
	Underlying	Options/SARs	(d)		Option Term(2)
	Options/SARs	Granted to	Exercise or	(e)
(a)	Granted	Employees in	Base Price	Expiration	(f)	(g)
Name	(#)(1)	Fiscal Year	($/Sh)	Date	5%($)	10%($)

Richard W. Parod	45,000	29.7%	$21.52	April 24, 2013	$609,022	$1,543,380
Bruce C. Karsk	7,500	5.0%	$21.52	April 24, 2013	$101,504	$257,230
Dirk A. Lenie	7,500	5.0%	$21.52	April 24, 2013	$101,504	$257,230
Robert S. Snoozy	7,500	5.0%	$21.52	April 24, 2013	$101,504	$257,230
Matthew T. Cahill	7,500	5.0%	$21.52	April 24, 2013	$101,504	$257,230

(1)The exercise price of all options granted during fiscal 2003 is equal to the fair market value of the Company’s Common Stock on the date of grant. Each option expires ten years from the date of grant. No stock appreciation rights (SARs) were granted during fiscal 2003.

(2) The dollar amounts set forth under these columns are the result of calculations of assumed annual rates of Common Stock price appreciation from the respective dates of the grant to the respective expiration dates of the options of 5% and 10%. These assumptions are not intended to forecast future price appreciation of the Company’s Common Stock. The Company’s stock price may increase or decrease in value over the time period set forth above.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

     The following table sets forth certain information concerning options exercised during fiscal 2003, the number of unexercised options and the value of unexercised options at the end of fiscal 2003 for the executive officers of the Company whose compensation is reported in the Summary Compensation Table.

			(d)	(e)
			Number of	Value of
			Securities	Unexercised
			Underlying	In-the-Money
			Unexercised	Options/SARs at
			Options/SARs at	Fiscal Year
	(b)	(c)	Fiscal Year End(#)	End($)(1)
(a)	Shares Acquired	Value Realized	Exercisable/	Exercisable/
Name	on Exercise(#)	($)(1)	Unexercisable	Unexercisable

Richard W. Parod	—	—	180,000 / 215,000	$1,458,000 / $1,403,100
Bruce C. Karsk	—	—	4,500 / 18,000	$10,800 / $20,550
Dirk A. Lenie	—	—	9,500 / 25,500	$28,800 / $47,550
Robert S. Snoozy	13,500	$183,350	31,500 / 19,500	$51,525 / $30,731
Matthew T. Cahill	—	—	9,500 / 25,500	$28,800 / $47,550

(1)     Based on the difference between the closing sale price of the Common Stock on August 31, 2003 and the related option exercise price.

Equity Compensation Plan Information

     The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of August 31, 2003:

	(a)	(b)	(c)
	Number of securities to	Weighted-average	Number of securities remaining
	be issued upon exercise of	exercise price of	available for future issuance under
	outstanding options,	outstanding options,	equity compensation plans (excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a)) (1)

Equity compensation plans approved by security holders (2)	762,573	$18.41	466,918
Equity compensation plans not approved by security holders (3)	350,000	$14.00	—

Total	1,112,573	$17.02	466,918

(1) The Company’s 2001 Amended and Restated Long-Term Incentive Plan (the “2001 Plan”) allows for the issuance of up to 180,000 shares of restricted common stock (not subject to the exercise of an option, warrant or right). As of December 12, 2003, 180,000 shares of restricted common stock were available for issuance under the 2001 Plan.

(2) Plans approved by shareholders include the Company’s Amended and Restated 1991 Long-Term Incentive Plan and the 2001 Plan.

(3) Consists of options issued to Richard W. Parod pursuant to his employment agreement, which was not approved by stockholders. See “Employment Agreement” below.

Employment Agreement

     The Company entered into an employment agreement with Richard Parod, its President and Chief Executive Officer, effective April 5, 2000, as amended on May 2, 2003 (the “Agreement”). The term of the Agreement runs through April 5, 2005. Under the Agreement, Mr. Parod receives a base salary, subject to annual review and adjustment by the Compensation Committee of the Board of Directors, and is entitled to an annual incentive bonus with a target of 60% of his annual salary and an actual payout of 0% to 120% of his annual salary based on individual and/or Company performance.

     Under the terms of his employment agreement, Mr. Parod was granted a total of 350,000 non-qualified stock options in April 2000. The exercise price of these options is $14.00 per share, which was equal to the fair market value of the Company’s Common Stock on the date of grant. Options for 300,000 shares granted to Mr. Parod become exercisable 20% per year beginning on April 5, 2001 through April 5, 2005. The remaining 50,000 options will become exercisable on (i) the first day following completion of a 20 business day period during which the fair market value of the Company’s Common Stock exceeds $40 per share provided the period occurs prior to April 5, 2005 or (b) April 5, 2009. All of Mr. Parod’s options will vest immediately in the event of (a) a dissolution or liquidation of the Company, (b) a sale of substantially all the assets of the Company, (c) a merger or other combination involving the Company after which the owners of the Company immediately prior to such merger or combination own less than 50% of the outstanding shares of the Company, or (d) the acquisition of more than 50% of the Company’s Common Stock by any person through a tender offer or otherwise. The options granted to Mr. Parod expire on April 5, 2010.

     Report of the Compensation Committee on Executive Compensation

     The report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “SEC”) or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

     The Compensation Committee of the Board of Directors is comprised of Larry H. Cunningham (as Chairman), Michael N. Christodolou, J. David McIntosh and William F. Welsh II, each of whom is an independent director of the Company under the rules adopted by the New York Stock Exchange. The Compensation Committee is responsible for setting policies with respect to compensation of the Company’s executive officers.

     Executive Officer Compensation. The Compensation Committee endeavors to implement an executive compensation program that is effective in attracting, retaining and motivating the executive officers upon whom the Company relies to develop and implement its business strategy. The overall goal of the Company’s compensation program is to maximize shareholder value. Accordingly, an important component of our compensation philosophy is to closely align the financial interests of the Company’s executive officers with those of the shareholders.

     During fiscal 2003, the Company utilized a compensation package that provided its executive officers with a base salary, benefits and opportunities to receive performance bonuses as well as grants of stock options, under our existing long-term incentive plans. Base salaries were established based on the executive officers’ prior salary and our view of the base salary levels for executive officers with comparable positions and responsibilities in similar companies. The remaining portion of each executive officer’s fiscal 2003 compensation was directly related to the success of the Company. This was accomplished in two ways.

     First, for fiscal 2003, the Company continued to use a management incentive plan (the “Incentive Plan”) that directly correlates employee bonuses to the achievement of both corporate and individual performance objectives. The Compensation Committee originally engaged William M. Mercer, Incorporated, an international consulting company, to assist it in the development of the Incentive Plan. The Compensation Committee is responsible for approving objectives and otherwise administering the implementation of the Incentive Plan with respect to the executive officers. Under the Incentive Plan, a target bonus of 60% of base salary was established for the Chief Executive Officer, and a target bonus of 35% of base salary was established for the other Named Executive Officers. Achievement of corporate objectives relating to specific financial measures account for 80% of the total potential bonus paid to Named Executive Officers under the Incentive Plan. Individual performance objectives, tailored to each officer’s area of responsibility, account for the remaining 20% of the total potential bonus under the Incentive Plan. Measurable performance objectives were established for each Named Executive Officer. Minimum “threshold” objectives levels must be achieved under the corporate and the individual component in order for any bonus to be earned under that component. Conversely, up to 200% of the target bonus amount may be paid if target objectives are significantly exceeded. During fiscal 2003, the target objectives levels were exceeded under the corporate component, and 107% of the target bonus was earned under that component by each executive officer. Bonuses were paid to executive officers under the individual component ranging between 83% and 103% of the target bonus amount for this component.

     Second, believing that significant ownership of Company stock serves to align management’s interest with that of the Company’s shareholders, executive officers who, in our opinion, have contributed and will contribute to the growth, development and financial success of the Company were awarded stock options. In order to motivate our executives to increase shareholder value, the exercise price of all stock options granted in fiscal 2003 was equal to market value of our Common Stock on the respective grant dates. Accordingly, these options will only have value if our shareholders also benefit from increasing share prices. In order to motivate the Company’s executives to make a long-term commitment to the Company, stock options may not be exercised until they vest. All stock options granted in fiscal 2003 vest ratably over a five-year period. Until vested, these options are subject to forfeiture provisions if an executive officer leaves the Company.

     Discussion of 2003 Compensation for the Chief Executive Officer. As described above, the Compensation Committee is responsible for establishing total compensation for all executive officers, including Richard Parod, the Company’s Chief Executive Officer. After considering various factors, including Mr. Parod’s performance as Chief Executive Officer during fiscal 2003 and the increases in salary levels generally for chief executive officers of public manufacturing companies, the Compensation Committee determined to increase Mr. Parod’s base salary by approximately 5% to $345,000, effective as of the beginning of fiscal 2004. During fiscal 2003, Mr. Parod participated in the Incentive Plan. Since 107% of the target objectives levels were achieved under the corporate component, he earned 107% of the target bonus amount under the corporate component for fiscal 2003. He also achieved most of his target objectives under the individual component of the Incentive Plan and earned a bonus of 94% of the target bonus amount for this component, which resulted in a total bonus for fiscal 2003 of $205,997, which was equal to 63% of his base salary. Mr. Parod received a stock option award for 45,000 shares of Company common stock during fiscal 2003. The Compensation Committee determined that this grant represented a median market level award, based on survey data provided by Mercer Human Resource Consulting for long-term incentive awards to chief executive officers of similarly-sized durable manufacturing companies.

     Compliance With Section 162(m) of the Internal Revenue Code. The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company’s compensation payments to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company’s executive officers.

     Compensation Committee Interlocks and Insider Participation. During fiscal 2003 there were no compensation committee interlocks and no insider participation in compensation decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Larry H. Cunningham, Chairman Michael N. Christodolou J. David McIntosh William F. Welsh II

Report of the Audit Committee

     The following report of the audit committee of Lindsay Manufacturing Co. (the “Company”) shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     The Audit Committee is comprised of William F. Welsh II (as Chairman), Michael N. Christodolou, Larry H. Cunningham, J. David McIntosh and Michael C. Nahl, each of whom is an independent director of the Company under the rules adopted by Securities and Exchange Commission and the New York Stock Exchange.

     The Company’s management is responsible for the preparation of the Company’s financial statements and for maintaining an adequate system of internal controls and processes for that purpose. KPMG LLP (“KPMG”) acts as the Company’s independent auditors and they are responsible for conducting an independent audit of the Company’s annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended August 31, 2003 with management of the Company and with representatives of KPMG. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company’s financial position and results of its operations. Our discussions with KPMG also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).

     In addition, the Audit Committee reviewed the independence of KPMG. We have discussed KPMG’s independence with them and have received written disclosures and a letter from KPMG regarding their independence as required by Independence Standards Board Standards No. 1.

     Based on the foregoing, the Audit Committee has recommended to the full board of directors that the audited financial statements of the Company for the year ended August 31, 2003 be included in the Company’s annual report on Form 10-K to be filed with the Securities and Exchange Commission.

William F. Welsh II, Chairman Michael N. Christodolou Larry H. Cunningham J. David McIntosh Michael C. Nahl

STOCK PERFORMANCE GRAPH

     This stock performance graph is not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (the “SEC”) or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “1934 Act”), and this stock performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

     The following stock performance graph is a comparison of the Cumulative Total Return on the Company’s Common Stock over the five-year period ending August 31, 2003, with the Cumulative Total Return on the S&P Smallcap 600 Index and the S&P 600 Construction, Farm Machinery and Heavy Truck Index.

Source: S&P Compustat	Base year = 100:	8/31/98

Company Name	Aug-98	Aug-99	Aug-00	Aug-01	Aug-02	Aug-03

LINDSAY MANUFACTURING CO	100.00	85.82	92.19	96.17	111.41	114.02

S&P SMALLCAP 600 INDEX	100.00	124.19	159.19	160.05	144.80	177.64

S&P 600 CONSTRUCTION, FARM MACHINERY AND HEAVY TRUCK INDEX	100.00	98.67	71.07	70.59	76.93	105.34

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     KPMG LLP, the Company’s independent auditor since 2001, has been appointed by the Audit Committee as the independent auditor for the Company and its subsidiaries for the fiscal year ending August 31, 2004. This appointment is being presented to the stockholders for ratification. The ratification of the appointment of the independent auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING AUGUST 31, 2004.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

Accounting Fees and Services

     The following table sets forth the aggregate fees for professional services rendered by KPMG for each of the last two fiscal years:

Category of Fee	Fiscal 2003	Fiscal 2002

Audit Fees	$174,000	$117,000

Audit-Related Fees (1)	$29,000	$45,000

Tax Fees (2)	$41,000	$33,000

All Other Fees (3)	$5,000	$4,000

     (1) Audit-related fees were for audits of the Company’s employee benefit plans, financial due diligence of acquisition targets, statutory audit of a foreign subsidiary and other accounting compliance research.

     (2) Tax fees were for tax compliance and advice.

     (3) Other fees were for services including consultation with the Company on compensation arrangements and related tax issues for certain of the Company’s foreign employees and other assistance with foreign subsidiary statutory compliance.

     The Audit Committee pre-approved all services provided by KPMG during fiscal 2003. As contemplated in the Audit Committee Charter, the Audit Committee is in the process of implementing pre-approval policies and procedures consistent with the new rules adopted by the Securities and Exchange Commission. The Audit Committee has determined that the services listed above do not adversely affect KPMG’s independence in providing audit services.

SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for presentation at the Annual Meeting must be received by the Secretary of the Company at its home office no later than January 8, 2004. Such proposals must set forth (i) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Company’s Common Stock beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Nominations for directors may be submitted by stockholders by delivery of such nominations in writing to the Secretary of the Company by January 8, 2004. Only stockholders of record as of December 12, 2003 are entitled to bring business before the Annual Meeting or make nominations for directors.

     In order to be included in the Company’s proxy statement and form of proxy relating to its next annual meeting, stockholder proposals must be submitted by August 31, 2004 to the Secretary of the Company at its principal executive offices. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

     Management does not intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, and it does not know of any business which persons, other than the management, intend to present at the meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter properly presented for consideration at the Annual Meeting if the Company did not receive written notice of the matter on or before November 11, 2003.

     The Company will bear the cost of soliciting proxies. To the extent necessary, proxies may be solicited by directors, officers and employees of the Company in person, by telephone or through other forms of communication, but such persons will not receive any additional compensation for such solicitation. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares. In addition to solicitation by mail, the Company will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of the Company’s Common Stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

     Stockholders may communicate with the Chairman of the Board of Directors, the Chairman of the Audit, Compensation or Corporate Governance and Nominating Committee, or any individual Director by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to the Secretary of the Company. All communications received by the Secretary will be forwarded to the appropriate Board member. In addition, it is the policy of the Board of Directors that the Company’s Directors shall attend, and will generally be available to discuss stockholder concerns at, the Annual Meeting of Stockholders, whenever possible. All Board members attended last year’s annual meeting.

     The Company’s Annual Report, including the Form 10-K and financial statements filed by the Company with the Securities and Exchange Commission, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. The Company has incorporated portions of its Annual Report into this Proxy Statement as indicated herein. However, the Annual Report is not to be considered part of this proxy solicitation material.

By Order of the Board of Directors

Bruce C. Karsk, Secretary

Omaha, Nebraska December 19, 2003

EXHIBIT A

LINDSAY MANUFACTURING CO.
CORPORATE GOVERNANCE PRINCIPLES
(As Amended at Board of Directors Meeting on December 5, 2003)

     The Board of Directors and Board Committees periodically review their corporate governance practices with the goal of increasing their effectiveness and thereby maximizing shareholder value. The following are the current practices:

Board of Directors and Board Committee Structure and Composition

     Board of Directors: The Board of Directors shall have a maximum of one inside (employee) Director and shall be composed principally of independent directors. The outside (non-employee) Directors shall meet separately on a regular basis at such times as a majority of the outside Directors may determine. The Chairman (if the Chairman is an outside Director) or a majority of the outside Directors may engage attorneys, advisors or consultants to advise the Board of Directors or the outside Directors in carrying out their responsibilities. Any such attorneys, advisors or consultants shall report to the Board of Directors or outside Directors, as directed by the Chairman (if the Chairman is an outside Director) or a majority of the outside Directors, and shall serve at the Company’s expense.

     Size of Board of Directors: The Company’s Restated Certificate of Incorporation and By-Laws provide that the number of Directors shall be fixed from time to time by the Board of Directors. In fixing the number of Directors, the Board of Directors and the Corporate Governance and Nominating Committee each periodically consider the appropriate size and needs of the Board.

     Executive Committee: When the Board of Directors is not in session, the Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation to the fullest extent permitted by Section 141 of the Delaware General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it, including the power and authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger. The Executive Committee does not meet on a regular basis.

     Audit Committee: The primary purpose of the Audit Committee is to assist the Board of Directors in the oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function. The functions performed by the Audit Committee include reviewing periodically with independent auditors the performance of the services for which they are engaged, reviewing the scope of the annual audit and its results, reviewing the Company’s annual financial statements and quarterly financial statements with management and the independent auditor, reviewing the scope and results of the Company’s internal auditing function, reviewing the adequacy of the Company’s internal accounting controls with management and auditors, and selecting, compensating and evaluating the Company’s independent auditors.

     Compensation Committee: The Compensation Committee reviews and approves compensation policy, benefit plans, employment agreements, salary levels, bonus payments, and awards pursuant to the Company’s management incentive plans for officers of the Company. It also reviews compensation for Directors and recommends changes to the Board. It is responsible for determining the compensation of the Chief Executive Officer and conducts an annual performance evaluation of the Chief Executive Officer.

     Corporate Governance and Nominating Committee: The Corporate Governance and Nominating Committee is responsible for making recommendations to the Board of Directors of persons to serve as Directors of the Company and as Chairmen and members of Committees of the Board of Directors and for reviewing and recommending changes in the general Corporate Governance Principles of the Company. It also oversees the annual evaluation by the Board of Directors to determine whether the Board and its Committees are functioning effectively.

     Composition of Committees: The Audit, Compensation and Corporate Governance and Nominating Committees shall be composed solely of independent Directors and shall each have at least three Directors as members. The same Director shall not simultaneously serve as Chairman of both the Audit Committee and the Compensation Committee. The Executive Committee shall consist of the Directors who hold the following positions from time to time: Chairman of the Board of Directors (who shall serve as Chairman of the Executive Committee), President and Chief Executive Officer (if this officer is a Director), Chairman of the Audit Committee, Chairman of the Compensation Committee, and Chairman of the Corporate Governance and Nominating Committee.

     Committee Charters: The Audit, Compensation and Corporate Governance and Nominating Committees must have Committee charters which are reviewed and approved by the Board of Directors. These Committee charters shall comply with all legal requirements, including any requirements imposed by the Securities and Exchange Commission and the New York Stock Exchange.

     Authority of Committees: The Chairman or a majority of the members of any Committee may engage attorneys, advisors or consultants to advise the Committee in carrying out its responsibilities. Any such attorneys, advisors or consultants shall report to the Committee and shall serve at the Company’s expense. In its discretion, a Committee may establish subcommittees or delegate specific responsibilities to the Committee Chair or any other Committee member(s).

     Meetings in Executive Session: The Board of Directors and all Board Committees shall meet in executive session (without inside Directors or any other Company employees present) at such times as the Chairman of the Board of Directors or the Board Committee, or a majority of the outside Directors or the members of the Committee, may determine. The Board of Directors shall normally meet in executive session at each regularly scheduled Board of Directors meeting. If the Board of Directors has any outside Directors who are not independent, there shall also be an executive session at least once a year including only the independent Directors. At the invitation of the Board of Directors and Board Committees, outside attorneys, accountants, or other consultants or advisors may attend executive sessions.

     Chairman of the Board: It is the current policy of the Board of Directors that the position of Chairman of the Board shall be held by an independent Director. If this policy changes in the future and the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the Chairman of the Corporate Governance and Nominating Committee shall be the presiding Director at executive sessions of the Board of Directors.

     Loans to Directors of Executive Officers: The Company will not make any personal loans or extensions of credit to Directors or executive officers.

Qualification Standards for Directors and Committee Members

•	There is a strong commitment to a Board of Directors composed principally of independent, non-employee Directors. At all times there must be at least a majority of independent Directors and a maximum of one employee Director.

•	In order to be considered an “independent” Director, the Board of Directors must affirmatively determine that the Director has no material relationship with the Company other than as a Director. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. In each case, the Board of Directors shall broadly consider all relevant facts and circumstances.

2

•	The Board of Directors periodically sets forth standards for determining whether non-employee Directors shall be considered “independent.” The current standards which it applies are the independence requirements set forth in the New York Stock Exchange Corporate Governance Rules listing standards.

•	In addition to the New York Stock Exchange requirements, Audit Committee members must also satisfy the Securities and Exchange Commission’s independence requirements which are applicable to Audit Committee members pursuant to Rule 10A-3 under the Securities Exchange Act of 1934.

•	In addition to the New York Stock Exchange requirements, Compensation Committee members must also satisfy the requirements to qualify as “Non-Employee Directors” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 and as “Outside Directors” under Treasury Regulations adopted pursuant to Section 162(m) of the Internal Revenue Code.

•	All members of the Audit Committee must be financially literate, as determined by the Board of Directors. At least one member of the Audit Committee must have accounting or related financial management expertise to comply with the New York Stock Exchange Corporate Governance Rules listing standards, and at least one member of the Audit Committee must be an “audit committee financial expert” as defined by the Securities and Exchange Commission, as determined by the Board of Directors.

•	The Board of Directors periodically establishes criteria for selecting candidates for Directors. Candidates for Directors are currently selected for their independence, character, judgment, diversity of experience, financial or business acumen, ability to represent and act on behalf of all shareholders, and the needs of the Board. Ordinarily, candidates for Directors will not be selected if they serve as directors of more than three other public companies.

•	Under the Company’s By-Laws, a Director must retire no later than the Annual Meeting of Stockholders following his 70th birthday at which his term ends.

•	Any independent Director who ceases to be independent for any reason must immediately offer to resign from the Board. Absent special circumstances agreed to by a majority of the Board (excluding the affected member(s)), the Board will accept the offer of resignation. A Director who has a material change in principal employment, occupation or business association must also immediately offer to resign from the Board. The Board will determine whether or not to accept such offer of resignation taking into consideration all factors which it deems relevant to such determination.

Responsibilities of Directors

     The Board of Directors represents and acts on behalf of all stockholders of the Company. The primary role of the Board is to oversee management and to assure that the long-term interests of the stockholders are being served. The Board is responsible for reviewing, monitoring and, where appropriate, approving fundamental financial and business strategies and major corporate actions. It is also responsible for selecting the Company’s Chief Executive Officer, who is responsible for directing the day-to-day management of the Company’s business.

     The responsibilities of each Director are:

•	Act on behalf of all stockholders.

•	Act in good faith and in a manner which the Director reasonably believes to be in or not opposed to the best interests of the Company.

•	Exercise due care and independent business judgment.

3

•	Be free from conflicts of interest; disclose any circumstances which might be perceived as a conflict of interest; and recuse oneself from any discussion or decision affecting one’s personal, business or professional interests.

•	Regular attendance and active and constructive participation at Board and Committee meetings, including sharing one’s expertise, experience, knowledge and insights as they relate to matters under consideration.

•	Careful review and understanding of materials distributed in advance of Board and Committee meetings, which shall be provided sufficiently in advance to allow Directors to prepare for discussion of the items at the meeting.

•	Availability to the Chief Executive Officer for consultation.

•	Advancing the Company’s reputation.

•	Directors must notify the Chairman of the Board before agreeing to serve on the board of directors or the audit committee of another public company.

Director Access To Management And Independent Advisors

•	Members of management in addition to the Chief Executive Officer attend Board of Directors meetings when appropriate.

•	Directors are free at all times to contact members of management.

•	The Board and its Committees may retain attorneys, advisors and consultants to advise them in carrying out their responsibilities.

Director Compensation

•	The Compensation Committee reviews the non-employee Director compensation program annually and makes recommendations to the Board of Directors for any changes.

•	Stock-based compensation has been and continues to be an important component of the non-employee Director compensation program.

•	No non-employee Director is paid consulting, advisory or other fees in addition to the compensation paid pursuant to the non-employee Director compensation program.

Director Orientation and Continuing Education

•	New Directors participate in an orientation program, which includes meetings with Directors and officers of the Company, visits to Company facilities, and written materials about the Company.

•	The Board and its Committees are able to access appropriate independent advisors to provide advice on new legal developments and changes in the responsibilities of Directors.

•	Directors are encouraged to attend accredited third-party training or continuing education programs for directors and trade shows for the Company’s products. The Company will pay the reasonable expenses for any Director to attend such programs and trade shows, provided such expenditures are approved in advance by the Chairman of the Board or do not exceed $1,000 per year.

4

Management Succession

•	The Board of Directors considers management development and succession planning in depth at least once a year at a regularly scheduled Board meeting and considers specific issues more frequently as appropriate.

•	To assist the Board of Directors, the Chief Executive Officer annually provides the Board with an assessment of senior managers and of their potential to succeed him. He also provides the Board with an assessment of persons considered as potential successors to other senior management positions.

Annual Performance Evaluation of the Board

     The Board of Directors will conduct a self-evaluation at least annually to determine whether the Board and its Committees are functioning effectively. The Corporate Governance and Nominating Committee is responsible to oversee this process.

Communications with Directors

     Any Shareholder may communicate with the Chairman of the Board of Directors, the Chairman of the Audit, Compensation or Corporate Governance and Nominating Committee, or any individual Director by sending a letter to the attention of the appropriate person (which may be marked as confidential) addressed to the Secretary of the Company.

Attendance of Directors at Annual Meeting of Stockholders

     It is the policy of the Board of Directors that the Company’s Directors shall attend the Annual Meeting of Stockholders, whenever possible.

Review of Corporate Governance Principles

     These Corporate Governance Principles may be amended by the Board of Directors. The Corporate Governance and Nominating Committee is responsible for reviewing the Corporate Governance Principles and recommending changes to the Board of Directors, when appropriate. When reviewing and considering changes to the Corporate Governance Principles, the Board of Directors and Corporate Governance and Nominating Committee shall consider, among other things, corporate governance trends and practices.

5

EXHIBIT B

LINDSAY MANUFACTURING CO.
AUDIT COMMITTEE CHARTER
(As Amended at Board of Directors Meeting on December 5, 2003)

     The Audit Committee of Lindsay Manufacturing Co. shall be appointed by the Board of Directors annually and shall consist of three or more Directors, all of whom shall be independent, one of whom shall be appointed by the Board as the Chairman of the Committee. Audit Committee members may be replaced by the Board of Directors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission. An Audit Committee member may not simultaneously serve on the audit committees of more than two other public companies, unless the Board of Directors affirmatively determines that such simultaneous service will not impair the ability of such member to serve effectively on the Audit Committee of the Company and discloses such determination in the Company’s annual proxy statement. Directors shall be considered independent if they meet the standards set forth in Rule 10A-3 under the Exchange Act and the New York Stock Exchange listing standards and accordingly have no material relationship with the Company that may interfere with the exercise of their independence from management and the Company.

     All members of the Committee shall be financially literate and shall have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall have accounting or related financial management expertise in accordance with New York Stock Exchange listing standards, and at least one member of the Committee shall be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company’s business operations and risks.

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and independent auditors. The Audit Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate for the performance thereof:

A.	Financial Practices:

1.	Review and discuss with management and the outside auditor the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to their release to the public or filing with the SEC.

2.	Review and discuss with management press releases relating to quarterly, annual or special financial statements or earnings announcements prior to release to the public.

3.	Generally discuss with management the types of financial information and earnings guidance to be provided to analysts and rating agencies and recommend to management any changes which appear necessary to conform such guidance to appropriate disclosure practice, including Regulation FD. The Committee need not discuss in advance each instance in which the Company provides earnings guidance.

4.	Study the format and timeliness of financial reports presented to the public or used internally and, when appropriate, recommend changes after consideration by the outside auditor and management.

5.	Periodically, at least annually, request that management or the Company’s counsel provide a review of legal and environmental matters that may have a significant impact on the Company or its financial reports.

6.	Meet with the Company’s Chief Financial Officer to review safety, insurance, permissible investments, and other risk assessment and risk management issues that may have a significant impact on the Company or its financial reports.

7.	Examine whether management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

B.	Outside Auditor:

1.	Select, oversee, compensate, evaluate and terminate, when appropriate, the outside auditor. Review and evaluate the lead audit partner and ensure the rotation of the audit partners as required by law. The Audit Committee shall make all decisions with respect to fees and other compensation paid to the outside auditor, and the outside auditor shall report directly to the Audit Committee.

2.	In conjunction with the Chief Financial Officer and the Corporate Controller, review the general scope of the annual audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

3.	Discuss on a timely basis with the outside auditor (i) all critical accounting policies and practices; (ii) alternative GAAP treatments and related ramifications and other disclosures or treatments that may be applied; (iii) any significant financial reporting issues and judgments in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles; (iv) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (v) material communications between the outside auditor and management (such as a management letter or schedule of unadjusted differences).

4.	Review with the outside auditor any difficulties the auditor encountered in the course of its audit work and any disagreements with management.

5.	Obtain from the outside auditor each year a formal written statement detailing all relationships between the auditor and the Company, and addressing whether the auditor is “independent” within applicable rules, as required by Independence Standards Board Standard No. 1, and discuss with the auditors their independence.

6.	Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

7.	At least annually, obtain a report from, and discuss the report with, the outside auditor describing: (i) the outside auditor’s internal quality-control procedures; (ii) all relationships between the outside auditor and the Company; and (iii) any material issues, regarding one or more independent audits conducted by the outside auditor and the steps taken to resolve such issues, that were raised within the preceding five years by an internal quality-control review, peer review or inquiry or investigation conducted by a regulatory or governmental authority.

8.	Consider and pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its outside auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act

2

which are approved by the Audit Committee prior to the completion of the audit, taking into consideration the impact of such services upon the general independence of the outside auditor, and develop pre-approval policies and procedures for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

9.	Maintain an independent contact with the senior personnel of the outside auditor and communicate freely and openly with them in respect to financial developments.

10.	Establish policies and approve hiring of employees or former employees of the outside auditor; provided the Audit Committee shall not approve the hiring of any person in violation of SEC or NYSE rules.

C.	Internal Audit Function:

1.	Review periodically with the outside auditor and the Chief Financial Officer and the Corporate Controller the scope and implications of the Company’s internal audit activities and consider their adequacy.

2.	Maintain direct access to the Chief Financial Officer and the individuals who report to him. If deemed useful, require that special studies be initiated on subjects of special interest to the Audit Committee.

3.	Support the direct interface of the Chief Financial Officer and the Corporate Controller with members of the Audit Committee.

4.	Maintain direct access and support direct interface with the internal auditors (or other personnel responsible for the internal audit function).

D.	Internal Control:

1.	Understand the system of internal control used by the Company. By means of special reports from financial management, make periodic reviews of significant aspects of the system.

2.	Review the comments on internal control submitted by the outside auditor and insure that appropriate suggestions for improvement are promptly addressed and incorporated into operating practices.

3.	At least annually, review the principal accounting practices and policies of the Company. Obtain assurances from financial management and the Chief Financial Officer that such practices and policies are being followed.

4.	At least annually, examine a detailed report of the expenses and perquisites of the officers of the Company and of the Board members and report to the Board of Directors on their appropriateness.

E.	Financial Reporting Processes:

1.	In consultation with the outside auditor and the Chief Financial Officer review the integrity of the organization’s financial reporting processes, both internal and external.

2.	Consider the outside auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditor, management or the Chief Financial Officer.

3

F.	Financial Staff:

1.	Review the professionalism and competence of the principal financial executives and consider their present and future abilities to represent the Company’s interests.

2.	Consider the general adequacy of the financial staffing and its compensation and when needed discuss such matters with the Chief Executive Officer.

G.	Special Duties:

1.	Upon request, assist management by appearing before investment, professional, or regulatory bodies in matters dealing with financial statements, internal control, tax treatments, or the accounting policies employed in relation thereto.

2.	Upon request from the Chairman of the Board, Chief Financial Officer or Corporate Controller, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

3.	Review the compliance of executives with the Company’s “Code of Ethical Conduct” (applicable to the principal executive officer and senior financial officers) and “Code of Business Conduct and Ethics” (applicable to all directors, officers and employees).

4.	Conduct an annual performance evaluation of the Audit Committee and review its Audit Committee Charter annually, and amend it as appropriate.

5.	Prepare the report required by SEC proxy rules for inclusion in the Company’s proxy statement that informs stockholders of the Audit Committee’s oversight with respect to financial reporting and underscores the importance of the Audit Committee’s role.

6.	Establish and maintain procedures for receiving, retaining and addressing complaints concerning questionable accounting, internal accounting controls and auditing matters, including anonymous and confidential submissions made by employees.

7.	Engage attorneys, advisors and other consultants whom the Audit Committee determines are necessary or appropriate to carry out the Audit Committee’s duties. The Audit Committee shall make all decisions with respect to fees and other compensation paid to such attorneys, advisors and consultants. Any such attorneys, advisors and consultants shall report to the Audit Committee and shall serve at the Company’s expense.

8.	The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

9.	In its discretion, the Audit Committee may establish subcommittees or delegate specific responsibilities to the Committee Chair or any other Committee member(s).

H.	Meetings:

     Meetings of the Audit Committee will be held quarterly prior to the release of corporate earnings reports and at such other times as shall be required by the Chairman of the Board or the Chairman of the Committee. A majority of the Committee members shall constitute a quorum.

     The Audit Committee shall periodically meet separately, in executive session, with management, with personnel responsible for the internal audit function and with the outside auditor. The Audit Committee shall report regularly to the Board of Directors and will make recommendations as appropriate. The Audit Committee should review with the Board of Directors any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

4

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the Corporate Controller, the representatives of the outside auditor, and such other persons as are appropriate to the matters under consideration.

     At least annually, or upon request of the Chairman of the Committee, the Audit Committee will meet in “executive session” with the outside auditor and with the Chief Financial Officer or Corporate Controller to consider all circumstances related to the audit and financial process. At least annually, the Audit Committee shall also meet with the outside auditor without any company officers or employees present.

     Written minutes pertaining to each meeting shall be filed with the Secretary of the Company by the Chairman of the Committee, and an oral report shall be presented by the Chairman of the Committee at Board meetings, as appropriate.

I.	Limitation of Audit Committee’s Role:

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

5

EXHIBIT C

LINDSAY MANUFACTURING CO.
COMPENSATION COMMITTEE CHARTER
(As Amended at Board of Directors Meeting on December 5, 2003)

Activities and Responsibilities

     The primary purpose of the Compensation Committee of Lindsay Manufacturing Co. is to provide oversight of all executive compensation and benefit programs. The Committee’s actions will generally be related to overall considerations, policies and strategies. The administration of all compensation and benefits will be the responsibility of management.

     The Compensation Committee’s responsibilities include, but are not limited to, the responsibilities which are required under the Corporate Governance Rules of the New York Stock Exchange listing standards, including the direct responsibility to:

•	Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of these goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation.

•	Make recommendations to the Board of Directors with respect to non-CEO compensation, incentive-compensation plans and equity-based plans.

•	Produce a Compensation Committee report on executive compensation as required by the SEC to be included in the Company’s annual proxy statement.

•	Conduct an annual performance evaluation of the Compensation Committee, including an evaluation of the adequacy of the Compensation Committee Charter.

     The following are specific areas where Compensation Committee action is required:

•	Salary actions for the President and CEO and all vice presidents and any other individuals reporting directly to the President and CEO.

•	Adoption of stock option and other long-term incentive plans and approval of individual grants and awards.

•	Adoption of executive annual incentive plans, and approval of total incentive payments and individual awards to the President and CEO and all vice presidents and any other individuals reporting directly to the President and CEO.

•	Adoption of benefit plans, including profit sharing and supplemental retirement plans.

•	Adoption of executive perquisite programs.

•	Annual evaluation and appraisal of President and CEO performance.

•	Approval of employment agreements for President and CEO and other executives.

•	Annual review of non-employee Director compensation program and recommend changes to the Board of Directors when appropriate.

     In considering the long-term incentive component of CEO compensation, the Compensation Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company’s CEO in past years.

     The Compensation Committee shall have sole authority to retain and terminate a compensation consultant to assist in the evaluation of director, CEO or senior executive compensation, including sole authority to approve the consulting firm’s fees and other retention terms.

     The Compensation Committee may engage attorneys, advisors and consultants which it determines are necessary or appropriate to carry out its duties. The Compensation Committee shall make all decisions with respect to fees and other compensation paid to such attorneys, advisors and consultants. Any such attorneys, advisors and consultants shall report to the Committee and shall serve at the Company’s expense.

     In its discretion, the Compensation Committee may establish subcommittees or delegate specific responsibilities to the Committee Chair or any other Committee member(s).

Membership and Qualifications

     The Compensation Committee shall be appointed by the Board of Directors annually and shall consist of three or more Directors, all of whom in the judgment of the Board of Directors shall be independent and satisfy the independence requirements of the New York Stock Exchange Corporate Governance Rules listing standards, and one of whom shall be appointed by the Board as Chairman of the Compensation Committee. In addition, all members of the Compensation Committee shall qualify as “Non-Employee Directors” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 and as “Outside Directors” under Treasury Regulations adopted pursuant to Section 162(m) of the Internal Revenue Code. Compensation Committee members may be replaced by the Board of Directors.

Attendance and Minutes

     The Compensation Committee shall meet at such times as may be necessary. It is anticipated that Compensation Committee meetings will be held in conjunction with selected Board of Director meetings and in telephone conference meetings. Special meetings of the Committee can be called by the Chairman of the Compensation Committee or the Chairman of the Board. A majority of the Committee members shall constitute a quorum.

     In addition to the members of the Compensation Committee, the President and CEO, other managers of the Company and outside advisors may be invited to participate in Committee meetings.

     Minutes of the meeting will be prepared by the Committee Chairman, Corporate Secretary, or other person designated to act as Secretary for the meeting.

     An oral report shall be presented by the Compensation Committee Chairman at Board of Directors meetings, as appropriate.

2

EXHIBIT D

LINDSAY MANUFACTURING CO.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
(As Amended at Board of Directors Meeting on December 5, 2003)

Activities and Responsibilities

     The primary purpose of the Corporate Governance and Nominating Committee of Lindsay Manufacturing Co. is to provide guidance and assistance to the Board of Directors in discharging its duties and responsibilities relating to the corporate governance principles and practices of the Board of Directors and the Company, the oversight of the composition of the Board of Directors, and the evaluation, procedures and composition of the Committees of the Board of Directors.

     The Corporate Governance and Nominating Committee’s responsibilities include, but are not limited to, the responsibilities which are required under the Corporate Governance Rules of the New York Stock Exchange listing standards, including the responsibilities to identify individuals who are qualified to become Directors of the Company, consistent with criteria approved by the Board, and make recommendations to the Board of persons to serve as Directors of the Company (including nominees at the Annual Meeting of Stockholders); develop and recommend to the Board a set of corporate governance principles applicable to the Company; oversee the evaluation of the Board and management; and conduct an annual performance evaluation of the Corporate Governance and Nominating Committee, including an evaluation of the adequacy of the Corporate Governance and Nominating Committee Charter.

     The Corporate Governance and Nominating Committee is responsible for making recommendations to the Board of Directors concerning the appropriate size and needs of the Board and for considering the nomination and screening of Board member candidates. The Corporate Governance and Nominating Committee will consider Director candidates recommended by stockholders, and will comply with any requirements of the Securities and Exchange Commission to consider such candidates. Stockholders may propose candidates for consideration by the Corporate Governance and Nominating Committee by submitting in writing the names, biographical data and other supporting information to the Secretary of the Company.

     The Corporate Governance and Nominating Committee is responsible for making recommendations to the Board of Directors with respect to the appointment of Directors to serve as Chairmen and members of Committees of the Board. The Corporate Governance and Nominating Committee shall oversee Committee membership and qualifications, training and orientation of Directors, the performance of members of the Board, and an annual performance evaluation of the Board to determine whether the Board and its Committees are functioning effectively. The Corporate Governance and Nominating Committee shall also be responsible for reviewing and recommending changes in Committee structure and operations and Committee reporting to the Board. It is also responsible for reviewing and recommending changes in the general Corporate Governance Principles of the Company.

     The Corporate Governance and Nominating Committee shall have sole authority to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm’s fees and other retention terms.

     The Corporate Governance and Nominating Committee may engage attorneys, advisors and consultants which it determines are necessary or appropriate to carry out its duties. The Corporate Governance and Nominating Committee shall make all decisions with respect to fees and other compensation paid to such attorneys, advisors and consultants. Any such attorneys, advisors and consultants shall report to the Committee and shall serve at the Company’s expense.

     In its discretion, the Corporate Governance and Nominating Committee may establish subcommittees or delegate specific responsibilities to the Committee Chair or any other Committee member(s).

Membership and Qualifications

     The Corporate Governance and Nominating Committee shall be appointed by the Board of Directors annually and shall consist of three or more Directors, all of whom in the judgment of the Board of Directors shall be independent and satisfy the independence requirements of the New York Stock Exchange Corporate Governance Rules listing standards, and one of whom shall be appointed by the Board as Chairman of the Corporate Governance and Nominating Committee. Corporate Governance and Nominating Committee members may be replaced by the Board of Directors.

     The Chairman of the Corporate Governance and Nominating Committee may make recommendations for changes in the Committee, which may include expanding or reducing the size of the Committee or replacing a Committee member.

Meetings and Minutes

     The Corporate Governance and Nominating Committee shall meet at such times as may be necessary. It is anticipated that Corporate Governance and Nominating Committee meetings will be held in conjunction with selected Board of Directors meetings and in telephone conference meetings. Special meetings may be called by the Chairman of the Corporate Governance and Nominating Committee or the Chairman of the Board. A majority of the Committee members shall constitute a quorum.

     In addition to the members of the Corporate Governance and Nominating Committee, the President and CEO, other managers of the Company and outside advisors may be invited to participate in Committee meetings.

     Minutes of the meeting will be prepared by the Corporate Governance and Nominating Committee Chairman, Corporate Secretary or other person designated to act as Secretary for the meeting.

     An oral report shall be presented by the Corporate Governance and Nominating Committee Chairman at Board of Directors meetings, as appropriate.

2

LINDSAY MANUFACTURING CO.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LINDSAY MANUFACTURING CO. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 21, 2004 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby authorizes the Board of Directors of Lindsay Manufacturing Co. (the “Company”), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska, on Wednesday, January 21, 2004, at 8:30 a.m., Central Standard Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

     This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for January 21, 2004, the Proxy Statement for the Annual Meeting and the Company’s 2003 Annual Report to Stockholders prior to the signing of this proxy.

(continued and to be signed on the reverse hereof)

\

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE INDEPENDENT AUDITOR.

1. ELECTION OF DIRECTOR	Howard G.Buffett	☐	FOR the nominee listed at left for term to expire in 2007		☐	WITHHOLD AUTHORITY to vote for the nominee listed at left

	William F.Welsh II	☐	FOR the nominee listed at left for term to expire in 2007		☐	WITHHOLD AUTHORITY to vote for the nominee listed at left

	Michael C.Nahl	☐	FOR the nominee listed at left for term to expire in 2007		☐	WITHHOLD AUTHORITY to vote for the nominee listed at left

2. AUDITOR. Ratification of the appointment of KPMG LLP as the independent auditor for the fiscal year ending August 31, 2004.		☐	For	☐	Against	☐ Abstain

3. To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof which management did not have written notice of on November 11, 2003.

Address Change? Mark Box ☐ indicate changes below:
Date

Signature(s) in Box
Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.